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Exhibit 10.16

                             MAIN STREET BANKS, INC.
              OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT
                                      WITH

                           --------------------------

         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into effective as of the ____ day of _____________, by and between MAIN STREET BANKS, INC. (the "Company") and ___________________, a resident of the State of Georgia (the "Optionee") and an employee of the Company or one of its Subsidiaries. This Option Agreement is entered into by the Company and the Optionee pursuant to the Main Street Banks, Inc. Omnibus Stock Ownership and Long Term Incentive Plan (the "Plan"). The Plan is incorporated herein by reference and made a part of this Option Agreement. Defined terms in the Plan shall have the same definition herein.

1.       STOCK OPTION.
         ------------

         The Company hereby grants to Optionee the option (the "Option") to purchase _________________________________________ shares (the "Shares") of the
Common Stock of the Company in accordance with the terms and subject to the restrictions hereinafter set forth.

         The Option has been granted on the effective date of this Option Agreement and shall terminate on October 10, 2010 (the "Option Period"), unless sooner terminated in whole or in part upon the earlier of:

          (a) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a Just Cause Termination or voluntarily by the Eligible Employee without the consent of the Company;

          (b) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Death or Disability; or

          (c) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than as stated in (a) and
               (b) above; provided that if the Optionee dies during the one year period following termination of his or her employment by reason of Disability and before the Option otherwise lapses, the Option shall lapse one year after the Optionee's death.

2.       EXERCISE OF OPTION.
         ------------------

         The Option granted hereunder may be exercised only during the period (the "Exercise

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Period") commencing on the effective date of this Option Agreement and ending on the date that the Option is terminated under paragraph 1 above; provided that the Option may be exercised only to the extent that this Option has vested and is exercisable as provided hereinafter and in the Plan. The Option may be exercised in lots of not less than one hundred (100) Shares each unless the exercise for a lesser number of Shares would exhaust the number of Shares available for purchase at the time of exercise.

         The Option shall be exercised by written notice directed to the Secretary of the Company. Such written notice shall be accompanied by payment in full of the Exercise Price for the number of Shares specified in such written notice. The payment may be made in cash or by check or by shares of the Common Stock as described in Section 3.4(d) of the Plan having a Fair Market Value as of the date of delivery equal to the Exercise Price.

3.       EXERCISE PRICE.
         --------------

         The price per share at which Shares may be purchased pursuant to exercise of the Option (the "Exercise Price") shall be $11.9375 per Share.

4.       VESTING OF OPTION.
         -----------------

                  (a) YEARS OF SERVICE. The Option hereby granted shall vest only during the Optionee's continuous employment as an Eligible Employee with the Company and/or any Subsidiary, and shall be exercisable by the Optionee only upon and after such vesting and prior to its termination in accordance with the following schedule:


        One-fifth (1/5) of Shares                    Commencing on the 1st anniversary
                                                    of October 11, 2000

        Additional one-fifth (1/5) of Shares         Commencing on the 2nd anniversary
                                                    of October 11, 2000

        Additional one-fifth (1/5) of Shares         Commencing on the 3rd anniversary
                                                    of October 11, 2000

        Additional one-fifth (1/5) of Shares         Commencing on the 4th anniversary
                                                    of October 11, 2000

        Additional one-fifth (1/5) of Shares         Commencing on the 5th anniversary
                                                    of October 11, 2000

                (b) EARLIER VESTING. Notwithstanding the provisions of subparagraph (a) above, and in accordance with the provisions of Section 3.6 of the Plan, in the event of a Change in Control (as defined in the Plan) during the Optionee's employment with the Company and/or any Subsidiary, the Option hereby granted shall vest with respect to all of the Shares immediately prior to such

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Change in Control. To the extent that this provision causes ISO's to exceed the dollar limitation set forth in Section 3.1(b) of the Plan, the excess Options shall be deemed to be Non-Qualified Options.

5.      NONTRANSFERABILITY.
        ------------------

        The Option is not transferable except by will or by the laws of descent and distribution.

6.      LIMITATION OF RIGHTS.
        --------------------

        The Optionee or the personal representative of the Optionee shall have no rights as a stockholder with respect to the Shares covered by the Option until the Optionee or the personal representative of the Optionee shall become the holder of record of such Shares. Neither the Plan, the granting of the Option, nor this Option Agreement shall impose any obligation on the Company or any Subsidiary to continue the employment of the Optionee.

7.      STOCK RESERVE.
        -------------

        The Company shall at all times during the Exercise Period under this Option Agreement reserve and keep available such number of Shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement and shall pay all original issue taxes (if any) on the exercise of the Option and all other fees and expenses necessarily incurred by the Company in connection therewith.

8.      OPTIONEE'S COVENANT.
        -------------------

        The Optionee hereby agrees to use his best efforts to provide services to the Company and/or the Subsidiary which is the Optionee's employer in a workmanlike manner and to promote the Company's or Subsidiary's interests.

9.      RESTRICTIONS ON TRANSFER AND PLEDGE.
        -----------------------------------

        Except as provided in Section 5 hereof, the Option and all rights and privileges granted hereunder shall not be transferred, assigned pledged or hypothecated in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or any right or privilege granted hereunder, except as provided herein, or upon the levy or any attachment or similar process upon the rights and privileges herein conferred, the Option and the rights and privileges hereunder shall become immediately null and void.

10.     RESTRICTIONS ON ISSUANCE OF SHARES.
        ----------------------------------

        If at any time the Board of Directors of the Company shall determine, in its discretion, that listing, registration or qualification of the Shares covered by the Option upon any securities exchange

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or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors of the Company.

11.     PLAN CONTROLS.
        -------------

        In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

12.     INTERPRETATION.
        --------------

        It is the intent of the parties hereto that the Option qualify for incentive stock option treatment pursuant to, and to the extent permitted by,
Section 422 of the Internal Revenue Code of 1986 as amended. All provisions hereof are intended to have, and shall be construed to have, such meanings as are set forth in applicable provisions of the Code and Treasury Regulations to allow the Option to so qualify.

        IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Option Agreement to be executed and the Optionee has executed this Option Agreement, all as of the day and year first above written.


                            MAIN STREET BANKS, INC.:


                                                          By:

                                 Edward C. Milligan, President


                            OPTIONEE:



                                                           By:
                                  _______________________



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